UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 22, 2008
ALPHARMA INC.
(Exact Name of registrant as specified in its charter)

Delaware	1-8593	22-2095212

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
440 Route 22, Bridgewater
New Jersey 08807
(Address of principal executive offices)
(866) 322-2525
(Registrant’s telephone number, including area code)
Not Applicable
Former name or former address, if changed since
last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     On August 22, 2008, Alpharma Inc. (the “Registrant”) issued a press release in response to an unsolicited proposal by King Pharmaceuticals, Inc. to acquire the Registrant.  A copy of the Registrant’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01  Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Registrant on August 22, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHARMA INC. (Registrant)
By:	/s/ Thomas J. Spellman III
Thomas J. Spellman III
Executive Vice President, General Counsel and Corporate Secretary

Date: August 22, 2008